Exhibit 99.1


UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
- - - - - - - - - - - - - - - - - - - - - x
In re:                                    :
                                          :
CROSS MEDIA MARKETING CORPORATION, et al.,:
                                   -- --  :
                                          :
                        Debtors.          :
- - - - - - - - - - - - - - - - - - - - - x


                      DEBTORS' OPERATING STATEMENTS FOR THE
                      PERIOD JUNE 16, 2003 TO JULY 31, 2003

            DEBTOR'S ADDRESS

      CROSS MEDIA MARKETING
      461 FIFTH AVENUE, 19TH FLOOR       PERIOD DISBURSEMENTS:  $2,344,295
      NEW YORK, NY  10017

            DEBTOR'S ATTORNEY

      KRAMER, LEVIN, NAFTALIS AND FRANKEL
      919 THIRD AVENUE
      NEW YORK, NY 10022                 NET OPERATING PROFIT/(LOSS): $2,607,531


            We the undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Date: August 28, 2003         By:      Cross Media Marketing Corporation
                                       In its capacity as Chief Restructuring
                                       Officer


                              By:      /s/ Peter Furman
                                       -------------------------------------
                                       Peter Furman, Chief Executive Officer
                                       and Chief Restructuring Officer

                        Cross Media Marketing Corporation
                             (Debtors-in-Possession)

                          Notes to Operating Statements



Petition for Relief Under Chapter 11
------------------------------------

On June 16, 2003 (the "Commencement Date"), Cross Media Marketing Corporation, including its wholly owned subsidiary Media Outsourcing, Inc., collectively (the "Debtors"), commenced a case under chapter 11, title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Under the Bankruptcy Code, certain claims against the Debtors in existence prior to the Commencement Date are stayed while the Debtors continue business operations as Debtors-in-Possession. These claims are reflected in the balance sheet as Pre-Petition Liabilities.

On June 16, 2003, the Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain of its pre-petition obligations, including employee wages and related taxes, employee benefits, employee travel expenses, insurance premiums and utilities.

Basis of Presentation
---------------------

The accompanying unaudited consolidated financial statements include the accounts of Cross Media Marketing Corporation and Media Outsourcing, Inc.

The financial statements have been prepared in accordance with the Company's historical accounting practices, except for the income statement, which is currently being prepared on a cash basis.

Pre-Petition Liabilities
------------------------

Pursuant to section 362 of the Bankruptcy Code, the commencement of the chapter 11 cases imposes an automatic stay, applicable generally to litigants against the Debtors, creditors and other parties in interest, preventing these parties from taking any action to collect, assess or recover claims against the Debtors that arose prior to the Commencement Date. As such, liabilities arising prior to the Commencement Date may not be paid without the prior approval of the Court. Creditors may, however, petition the Court for relief from the automatic stay.

Liabilities arising prior to the Commencement Date are denoted as "Pre-Petition Liabilities" (all or a portion of which may be disputed by the Debtors) and are detailed on the face of the Balance Sheet. The amount of pre-petition liabilities may increase or decrease during future periods based on claims which may arise subsequent to the Commencement Date as a result of the rejection of executory contracts and non-residential leases, and from the determination by the Court (or by agreement between the parties in interest) of allowed claims for contingencies and other disputed amounts.

                        Cross Media Marketing Corporation
                             (Debtors-In-Possession)

        Consolidated Balance Sheet, excluding subsidiaries which are not
                              Debtors-In-Possession

                             As of July 31, 2003 (a)

                                                                July 31, 2003
Assets
Current Assets:
   Cash and cash equivalents                                      2,623,298
   Consumer accounts receivable                                  34,418,330  (b)
   Other receivables                                              4,504,685
   Other current assets                                             318,234
                                                                 ----------
       Total current assets                                      41,864,547

Non-Current Assets:
   Fixed Assets - Net                                             7,034,236
   Goodwill - Net                                                17,348,545
   Other assets                                                     110,002
                                                                 ----------
       Total Non-current Assets                                  24,492,783
                                                                 ----------
         TOTAL ASSETS                                            66,357,330
                                                                 ==========

Liabilities and Stockholders' Equity

  Post Petition Liabilities
       Accounts Payable and Accrued Expenses                      6,448,591  (c)
                                                                  ---------
         Total Post Petition Liabilities                          6,448,591

  Pre Petition Liabilities
       Secured Debt                                              30,097,521
       Capital Lease Obligations                                  2,396,500
       Notes Payable / Preferred Stock                            5,050,000
       Unsecured Claims                                          20,746,838
                                                                 ----------
         Total Pre Petition Liabilities                          58,290,859
                                                                 ----------
         Total Liabilities                                       64,739,450

Shareholders' Equity
  Common Stock                                                       15,206
  Additional Paid in Capital                                    129,073,273
  Treasury Stock                                                   (424,173)
  Notes Receivable                                                 (697,500)
  Retained Earnings                                            (126,348,926)
                                                                 ----------
         Total Stockholders' Equity                               1,617,880
                                                                 ----------
         TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                66,357,330
                                                                 ==========


Notes to the Balance Sheet:

(a) The balance sheet items above reflect the book value as of July 31, 2003. The balance sheet has not been adjusted to reflect the orderly liquidation value of the assets of the Company.

(b) Historically, Cross Media performed an ongoing review of its cancellation and collection reserve using a static pool analysis on the pay to maturity results of the portfolio of consumer receivables. The most current static pool analysis on the pay to maturity was done through March 31, 2003. Consistent with the above accounting practice, the Company performed a roll forward of its receivable activity for the period from April 1, 2003 through July 31, 2003 to determine its accounts receivable balance as of July 31, 2003. In addition, the Company increased its collection and cancellation reserve to reflect changes in the portfolio based activity during that period.

(c) The amounts included in accounts payable and accrued expenses under the caption "Post Petition Liabilities" are consistent with the Debtor's historical accounting practice for recognition of liabilities. As of July 31, 2003, there has been no final determination as to the classification of the majority of these liabilities as pre or post petition.

                        Cross Media Marketing Corporation
                             (Debtors-in-Possession)

                     Schedule of Receipts and Disbursements
                     For the period June 16 - July 31, 2003


I. Cash Flow from Operations
Cash Receipts from Operations:
  Consumer Receipts                                               $ 4,515,375
  Non Consumer Receipts                                               416,880
  Other Receipts                                                       19,571
                                                                  -----------
                                                                    4,951,826
Operating Cash Disbursements:
  Employee Compensation/ Benefits                                   1,321,555
  Cost of Collections                                                 472,392
  Facilities                                                           76,067
  Insurance                                                           425,700
  Other                                                                48,580
                                                                  -----------
     Total Operating Disbursements                                  2,344,295

     Operating Cash Flow                                            2,607,531

II. Non-Operating Activity
  DIP Loan Advance                                                    707,525

Non-Operating Cash Disbursements:
  Professional Fees                                                   466,547
  DIP Loan Repayments                                                 707,525
                                                                  -----------

     Non Operating Cash Flow                                         (466,547)
                                                                  -----------

     Net Cash Flow                                                $ 2,140,984
                                                                  ===========



                        Cross Media Marketing Corporation
                             (Debtors-in-Possession)
                           Account Balances (Per Book)
                                  July 31, 2003
                              Case Number: 03-13901


---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
Institution                  Branch Location         Account Number   Account Name (Type)                   Balance at 7/31/03
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
Trustee Accounts:
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
Fleet                        New York                9429278356       Cross Media - (Disbursement Funding
                                                                      Account)                              $   617,142.82
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
Fleet                        New York                  80221654       Cross Media Marketing - (Controlled
                                                                      Disbursement Account)                 $   (42,139.61)
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
Fleet                        New York                  80227175       Cross Media Marketing SVC Co-
                                                                      (Payroll Funding Account)             $   (10,160.07)
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
Fleet                        New York                9429159138       Cross Media Marketing Corp -
                                                                      (Corporate Operating Account)         $ 1,716,881.05
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
Fleet                        New York                9429164607       Cross Media Marketing Corp - (NY
                                                                      Disbursement Account)                 $   (19,243.99)
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
Fleet                        New York                9429159314       Media Outsourcing Lock Box
                                                                      Collections- (Club Business refunds)  $           --
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
SouthTrust Bank              Atlanta                   90001703       Media Outsourcing Inc. (Controlled
                                                                      Disbursement Account)                 $           --
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
SouthTrust Bank              Atlanta                   81387740       Media Outsourcing Inc. (Operating
                                                                      Account)                              $   (30,471.67)
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
                             Subtotal Trustee Accounts                                                      $ 1,614,865.71
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
                             Total Accounts                                                                 $ 2,232,008.53
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------


                              Cross Media Marketing
                             (Debtors-in-Possession)
                           Account Balances (Per Bank)
                                  July 31, 2003
                              Case Number: 03-13901


---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
Institution                  Branch Location         Account Number   Account Name (Type)                   Balance at 7/31/03
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
Trustee Accounts:
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
Fleet                        New York                9429278356       Cross Media - (Disbursement Funding
                                                                      Account)                              $   617,142.82
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
Fleet                        New York                  80221654       Cross Media Marketing - (Controlled
                                                                      Disbursement Account)                 $           --
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
Fleet                        New York                  80227175       Cross Media Marketing SVC Co-
                                                                      (Payroll Funding Account)             $        98.71
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
Fleet                        New York                9429159138       Cross Media Marketing Corp -
                                                                      (Corporate Operating Account)         $ 1,623,245.30
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
Fleet                        New York                9429164607       Cross Media Marketing Corp - (NY
                                                                      Disbursement Account)                 $           --
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
Fleet                        New York                9429159314       Media Outsourcing Lock Box
                                                                      Collections- (Club Business refunds)  $           --
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
SouthTrust Bank              Atlanta                   90001703       Media Outsourcing Inc. (Controlled
                                                                      Disbursement Account)                 $           --
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
SouthTrust Bank              Atlanta                   81387740       Media Outsourcing Inc. (Operating
                                                                      Account)                              $    35,621.89
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
                             Subtotal Trustee Accounts                                                      $ 1,658,965.90
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------
                             Total Accounts                                                                 $ 2,276,108.72
---------------------------- ----------------------- ---------------- ------------------------------------- --------------------


                                                     Cross Media Marketing Corporation
                                                          (Debtors-In-Possession)
                                               Statement of Cash Receipts and Disbursements
                                               For the period June 16, 2003 - June 30, 2003
                                                           Case Number 03-13901

                       ----------------------------------------------------------------------------------------------------------
                                                                        FLEET NATIONAL BANK
                       ----------------------------------------------------------------------------------------------------------
                                  80221654         8022175           9429159138      9429278356       9429164607       9429159314
                       -----------------------------------------------------------------------------------------------------------
CASH 6/16/03 (book)            $ (407,633.55)   $      958.85     $    376,635.90    $      --       $ (38,156.98)    $   --

      RECEIPTS                 $     --         $     --          $  2,744,888.71    $      --       $    --          $   --

    DISBURSEMENTS

    DISBURSEMENTS              $ (458,977.17)   $ (501,125.08)    $   (257,276.10)   $      --       $  (8,429.38)    $ (1,386.00)

IBT Funding In/(Out)           $  208,806.96    $  487,775.86     $   (893,233.29)   $      --       $  25,762.83     $  1,386.00
                               -------------    -------------     ---------------    -------------   ------------     -----------

       NET CASH CHANGE         $ (250,170.21)   $  (13,349.22)    $  1,594,379.32    $      --       $  17,333.45     $   --
                               -------------    -------------     ---------------    -------------   ------------     -----------

CASH 6/30/03 (book)            $ (657,803.76)   $  (12,390.37)    $  1,971,015.22    $      --       $ (20,823.53)    $   --
                               -------------    -------------     ---------------    -------------   ------------     -----------

  Intransit Deposits           $   (2,338.84)   $     --          $   (215,320.89)   $      --       $    --          $   --

  Outstanding Disbursements    $  660,142.60    $   12,390.37     $       --         $      --       $  20,823.53     $   --
                               -------------    -------------     ---------------    -------------   ------------     -----------

Adjusted Cash 6/30/03          $     --         $       (0.00)    $  1,755,694.33    $      --       $    --          $   --
                               -------------    -------------     ---------------    -------------   ------------     -----------

Bank Balance 6/30/03           $     --         $       (0.00)    $  1,755,694.33    $      --       $    --          $   --
                               =============    =============     ===============    =============   ============     ===========

                                                                                           SOUTHTRUST
                                                                                           90001703 &
                                                                                           813887740              TOTAL
                                                                                          -------------      ---------------

CASH 6/16/03 (book)                                                                       $ (162,401.83)     $   (230,597.61)

      RECEIPTS                                                                            $      640.33      $  2,745,529.04

    DISBURSEMENTS

    DISBURSEMENTS                                                                         $ (106,962.33)     $ (1,334,156.06)

IBT Funding In/(Out)                                                                      $  169,501.64      $          --
                                                                                          -------------      ---------------

       NET CASH CHANGE                                                                    $   63,179.64      $  1,411,372.98
                                                                                          -------------      ---------------

CASH 6/30/03 (book)                                                                       $  (99,222.19)     $  1,180,775.37
                                                                                          -------------      ---------------

  Intransit Deposits                                                                      $   (7,641.98)     $   (225,301.71)

  Outstanding Disbursements                                                               $  131,142.02      $    824,498.52
                                                                                          -------------      ---------------

Adjusted Cash 6/30/03                                                                     $   24,277.85      $  1,779,972.18
                                                                                          -------------      ---------------

Bank Balance 6/30/03                                                                      $   24,277.85      $  1,779,972.18
                                                                                          =============      ===============


                                            Cross Media Marketing Corporation
                                                 (Debtors-in-Possession)
                                      Statement of Cash Receipts and Disbursements
                                       For the period July 1, 2003 - July 31, 2003

                       ----------------------------------------------------------------------------------------------------------
                                                                        FLEET NATIONAL BANK
                       ----------------------------------------------------------------------------------------------------------
                               80221654          8022175           9429159138        9429278356        9429164607      9429159314
                       ----------------------------------------------------------------------------------------------------------
CASH 7/1/03 (book)           $(657,803.76)     $ (12,390.37)     $ 1,971,015.22     $    --           $(20,823.30)    $     --

         RECEIPTS            $      17.40      $     (67.19)     $ 2,922,121.61     $  (4,929.30)     $   --          $     --

      DISBURSEMENTS          $ 194,213.69      $(476,856.80)     $(1,255,928.94)    $(213,528.34)     $   --          $   (99.00)

   IBT Funding In/(Out)      $ 421,433.06      $ 479,145.34      $(1,920,326.84)    $ 835,600.46      $  1,876.77     $    99.00
                             ------------      ------------      --------------     ------------      ------------    -----------

     NET CASH CHANGE         $ 615,664.15      $   2,221.35      $  (254,134.17)    $ 617,142.82      $  1,876.77     $     --
                             ------------      ------------      --------------     ------------      ------------    -----------

CASH 7/31/03 (book)          $ (42,139.61)     $ (10,169.02)     $ 1,716,881.05     $ 617,142.82      $(18,946.53)    $     --
                             ------------      ------------      --------------     ------------      ------------    -----------

Intransit Deposits           $  (2,333.79)     $    --           $   (87,059.85)    $    --           $   --          $     --

Outstanding Disbursements    $  44,473.40      $  10,267.73      $    (6,575.90)         --           $  18,946.53          --
                             ------------      ------------      --------------     ------------      ------------    -----------

Adjusted Cash 7/31/03        $    --           $      98.71      $ 1,623,245.30     $ 617,142.82      $   --          $     --
                             ------------      ------------      --------------     ------------      ------------    -----------

Bank Balance 7/31/03         $    --           $      98.71      $ 1,623,245.30     $ 617,142.82      $   --          $     --
                             ============      ============      ==============     ============      =============   ===========


                                                                                            SOUTHTRUST
                                                                                            90001703 &
                                                                                            813887740               TOTAL
                                                                                          --------------       ----------------

CASH 7/1/03 (book)                                                                        $   (99,222.19)      $   1,180,775.60

         RECEIPTS                                                                         $      (934.38)      $   2,913,821.82

      DISBURSEMENTS                                                                       $  (112,487.31)      $  (1,864,686.70)

   IBT Funding In/(Out)                                                                   $   182,172.21       $           0.00
                                                                                          --------------       ----------------

     NET CASH CHANGE                                                                      $    68,750.52       $   1,049,135.12
                                                                                          --------------       ----------------

CASH 7/31/03 (book)                                                                       $   (30,471.67)      $   2,229,910.72
                                                                                          --------------       ----------------

Intransit Deposits                                                                        $    (7,641.98)      $     (97,035.62)

Outstanding Disbursements                                                                 $    73,735.54       $     140,847.30
                                                                                          --------------       ----------------

Adjusted Cash 7/31/03                                                                     $    35,621.89       $   2,276,108.72
                                                                                          --------------       ----------------

Bank Balance 7/31/03                                                                      $    35,621.89       $   2,276,108.72
                                                                                          ==============       ================